Exhibit 10.15(c)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO AMENDED AND RESTATED
AGREEMENT FOR THE PURCHASING AND SERVICING OF RECEIVABLES

SECOND AMENDMENT TO AMENDED AND RESTATED AGREEMENT FOR THE PURCHASING AND SERVICING OF RECEIVABLES, dated as of August 31, 2021 (this “Amendment”), among

(i)
WESTROCK COMPANY OF TEXAS, a Georgia corporation, WESTROCK CONVERTING, LLC, a Georgia limited liability company, WESTROCK MILL COMPANY, LLC, a Georgia limited liability company, WESTROCK CALIFORNIA, LLC, a California limited liability company, WESTROCK MINNESOTA CORPORATION, a Delaware corporation, WESTROCK - SOUTHERN CONTAINER, LLC, a Delaware limited liability company, WESTROCK CP, LLC, a Delaware limited liability company, WESTROCK - SOLVAY, LLC, a Delaware limited liability company, WESTROCK PACKAGING SYSTEMS, LLC, a Delaware limited liability company, WESTROCK PACKAGING, INC., a Delaware corporation, WESTROCK – GRAPHICS, INC., a North Carolina corporation, WESTROCK CONSUMER PACKAGING GROUP, LLC, an Illinois limited liability company, WESTROCK BOX ON DEMAND, LLC, a Delaware limited liability company, WESTROCK MWV, LLC, a Delaware limited liability company, WESTROCK USC, INC., a Pennsylvania corporation, WESTROCK PAPER AND PACKAGING, LLC, a Delaware limited liability company, WESTROCK KRAFT PAPER, LLC, a Delaware limited liability company, WESTROCK LONGVIEW, LLC, a Washington limited liability company, WESTROCK CHARLESTON KRAFT, LLC, a Delaware limited liability company, and WESTROCK CONTAINER, LLC, a Georgia limited liability company, as sellers (each of which is referred to herein as a “Seller,” or together the “Sellers”),
(ii)
WESTROCK CONVERTING, LLC, a Georgia limited liability company, as agent for the Sellers (in such capacity “Sellers Agent”) and as servicer (“Servicer”),
(iii)
COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, a Dutch cooperative acting through its New York Branch (“Rabobank”), as purchaser (“Purchaser”), and
(iv)
WESTROCK RKT, LLC , a Georgia limited liability company, and WESTROCK COMPANY, a Delaware corporation, as guarantors (each, a “Guarantor” and together, the “Guarantors”).

RECITALS

WHEREAS, the parties refer to that certain Amended and Restated Agreement for the Purchasing and Servicing of Receivables dated as of September 17, 2020, as amended by that First Amendment to Amended and Restated Agreement for the Purchasing and Servicing of Receivables dated as of February 19, 2021 (as so amended, the “Existing Receivables Purchase Agreement” and, as further amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Purchaser, the Sellers, Sellers Agent and Servicer and the Guarantors. Unless otherwise provided elsewhere herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement, and, in addition, this Amendment is to be interpreted and construed in accordance with the provisions set forth in Clause 1.3 of the Receivables Purchase Agreement; and

WHEREAS, the Sellers and Sellers Agent and Servicer have requested that the Purchaser agree to amend the Existing Receivables Purchase Agreement in certain respects on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

SECTION 1.
Amendments to Existing Receivables Purchase Agreement. Effective as of the Effective Date (as defined below), the Existing Receivables Purchase Agreement is hereby amended as follows:
(a)
The definition of Acquisition Period Termination Date set forth in Clause 1.1 of the Existing Receivables Purchase Agreement is hereby amended by deleting the date “September 17, 2021” set forth therein and substituting, in lieu thereof, “September 16, 2022.”
(b)
Clause 1.1 of the Existing Receivables Purchase Agreement is hereby amended by deleting the definitions of Benchmark Replacement Adjustment, Benchmark Replacement Date, Benchmark Transition Start Date, Benchmark Unavailability Period and Unadjusted Benchmark Replacement.
(c)
Clause 1.1 of the Existing Receivables Purchase Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of a Calculation Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.

“Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Clause 4.5, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.

“Benchmark Cessation Changes” means any replacement of a Benchmark hereunder and all documents, instruments, and amendments executed, delivered or otherwise implemented or effected (automatically or otherwise) after the date hereof in accordance with or in furtherance of Clause 4.5 (including any Benchmark Replacement Conforming Changes).

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Purchaser in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Purchaser decides that any such convention is not administratively feasible for the Purchaser, then the Purchaser may establish another convention in its reasonable discretion.

“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Sellers Agent.

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBOR.

“Term SOFR Adjustment” means, 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, and 0.71513% (71.513 basis points) for an Available Tenor of twelve-months’ duration.

“Term SOFR Notice” means a notification by the Purchaser to the Sellers Agent of the occurrence of a Term SOFR Transition Event.

“Term SOFR Transition Event Effective Date” means, with respect to a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Sellers Agent pursuant to subsection (c) of Clause 4.5.

“Term SOFR Transition Event” means the determination by the Purchaser that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Purchaser in its sole discretion, and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Clause 4.5 that is not Term SOFR.

(d)
Clause 1.1 of the Existing Receivables Purchase Agreement is hereby amended by amending and restating the following definitions:

“Benchmark Replacement” means, for any Available Tenor:

(1) For purposes of subsection (a) of Clause 4.5, the first alternative set forth below that can be determined by the Purchaser:

(a) the sum of: (i) Term SOFR and (ii) applicable Term SOFR Adjustment; provided, that if any Available Tenor of LIBOR does not correspond to an Available Tenor of Term SOFR, the Benchmark Replacement for such Available Tenor of LIBOR shall be the closest corresponding Available Tenor (based on length) for Term SOFR and if such Available Tenor of LIBOR equally corresponds to two Available Tenors of Term SOFR, the corresponding tenor of Term SOFR with the shorter duration shall apply, or

(b) the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of LIBOR with a SOFR-based rate having approximately the same length as the interest payment period specified in subsection (a) of this definition (which spread adjustment, for the avoidance of doubt, shall be 0.11448% (11.448 basis points); and

(2) For purposes of subsection (b) of Clause 4.5, the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Purchaser and the Sellers Agent as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for Dollar-denominated syndicated credit facilities at such time;

provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Calculation Period,” timing and frequency of determining rates and making payments of Purchase Price Adjustment, timing of purchase requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Purchaser (in consultation with Sellers Agent) decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Purchaser in a manner substantially consistent with market practice (or, if the Purchaser decides that adoption of any portion of such market practice is not administratively feasible or if the Purchaser determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Purchaser (in consultation with Sellers Agent) decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).

“Benchmark Transition Event” means with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

“Early Opt-in Election” means the occurrence of:

(1) a notification by the Purchaser to (or the request by the Sellers Agent to the Purchaser to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated receivables purchase or credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated receivables purchase or credit facilities are identified in such notice and are publicly available for review), and

(2) the joint election by the Purchaser and the Sellers Agent to trigger a fallback from LIBOR.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

(e)
Clause 4.1 of the Existing Receivables Purchase Agreement is hereby amended by deleting the clause stating that “M refers to [***]” and substituting, in lieu thereof, the following:

M refers to [***].

(f)
Clause 4.5 of the Existing Receivables Purchase Agreement is hereby amended and restated as follows:

4.5 Benchmark Replacement Setting.

On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12- month LIBOR tenor settings. Notwithstanding anything to the contrary herein or in any other Transaction Document:

(a)
Replacing LIBOR. On the earlier of (i) the date that all Available Tenors of LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Transaction Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
(b)
Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Sellers Agent without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Benchmark shall equal the Base Rate.
(c)
Flip Forward. Notwithstanding anything to the contrary herein or in any other Transaction Document and subject to the proviso below in this subsection, if a Term SOFR Transition Event and its related Term SOFR Transition Event Effective Date have occurred prior to the reference time in respect of any setting of the then-current Benchmark, then Term SOFR plus the Term SOFR Adjustment will replace the then-current Benchmark for all purposes hereunder or under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document; provided that, this subsection (c) shall not be effective unless the Purchaser has delivered to the Sellers Agent a Term SOFR Notice. Notwithstanding anything contained herein to the contrary, the Purchaser shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion. For the avoidance of doubt, any applicable provisions set forth in this Clause 4.5 shall apply with respect to any Term SOFR transition pursuant to this subsection (c) as if such forward-looking term rate was initially determined in accordance herewith including, without limitation, the provisions set forth in subsections (d) and (h) of this Clause 4.5.
(d)
Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Purchaser will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(e)
Notices; Standards for Decisions and Determinations. The Purchaser will promptly notify the Sellers Agent of (i) the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, and (iii) the effectiveness of any Benchmark Replacement Conforming Changes or (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to subsection (f) of this Clause 4.5. Any determination, decision or election that may be made by the Purchaser pursuant to this Clause 4.5, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Clause 4.5.
(f)
Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information services that publishes such rate from time to time as selected by the Purchaser in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will no longer be representative, then the Purchaser may remove any tenor of such Benchmark that is unavailable or non-representative tenor for Benchmark (including Benchmark Replacement) settings and (ii) if a tenor that was removed pursuant to the immediately preceding clause (i) either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Purchaser may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings at or after such time.
(g)
Reaffirmation. Each WestRock Party hereby acknowledges and agrees to be bound by the provisions of this Clause 4.5 (including, without limitation, the implementation from time to time of any Benchmark Replacement and any Benchmark Replacement Conforming Changes in accordance herewith) and, in furtherance of the forgoing (and without, in any way express or implied, invalidating, impairing or otherwise negatively affecting any obligations heretofore provided) hereby acknowledges and agrees that in connection with and after giving effect to any Benchmark Cessation Changes: (i) its obligations shall not in any way be novated, discharged or otherwise impaired, and shall continue, be ratified and be affirmed and shall remain in full force in effect, (ii) its grant of a guarantee, pledge, assignment or any other accommodation, lien or security interests in or to its properties relating to this Agreement or any other Transaction Document shall continue, be ratified and be affirmed, and shall remain in full force and effect and shall not be novated, discharged or otherwise impaired and (iii) the Transaction Documents and its obligations thereunder (contingent or otherwise) shall continue, be ratified and be affirmed and shall remain in full force and effect and shall not be novated, discharged or otherwise impaired. In addition, Each WestRock Party hereby fully waives any requirements to notify such Person of any Benchmark Cessation Changes (except as expressly provided in this Clause 4.5). From time to time, Each WestRock Party shall execute and deliver, or cause to be executed and delivered, such instruments, agreements, certificates or documents, and take all such actions, as the Purchaser may reasonably request for the purposes implementing or effectuating the provisions of this Clause 4.5, or of renewing, continuing, reaffirming or ratifying the rights of the Purchaser.
(h)
Disclaimer. Purchaser does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration of, submission of, calculation of, or any other matter related to the London interbank offered rate or other rates in the definition of “LIBOR” or any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to this Clause 4.5, whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Clause 4.5, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate for any currency will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, LIBOR prior to its discontinuance or unavailability.

(g) The table set forth in Part 1 of Schedule 3 to the Existing Receivables Purchase Agreement is amended and restated as follows:

[***]

SECTION 2.
Effectiveness. The amendments set forth in Section 1 above shall become effective as of the date (the “Effective Date”) when the Purchaser shall have received (a) counterpart signature pages executed by (i) each of the parties to this Amendment and (ii) the Amendment Fee Letter dated the date hereof (the “Amendment Fee Letter”) between the Purchaser and the Sellers Agent and (b) the Amendment Upfront Fee set forth in the Amendment Fee Letter.
SECTION 3.
Representations and Warranties. Each of the Sellers, the Sellers Agent and the Servicer hereby represents and warrants to the Purchaser and that, on and as of the date hereof:

(a)
this Amendment has been duly executed and delivered by it, and this Amendment and the Existing Receivables Purchase Agreement as amended hereby constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and
(b)
its representations and warranties contained in the Receivables Purchase Agreement or in the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representations or warranties expressly relate only to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
SECTION 4.
Miscellaneous.
(a)
This Amendment may be amended, modified, terminated or waived only as provided in Clause 17.4 of the Receivables Purchase Agreement.
(b)
Except as expressly modified as contemplated hereby, the Receivables Purchase Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Receivables Purchase Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.
(c)
This Amendment shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns under the Receivables Purchase Agreement.
(d)
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
(e)
Each party intends not to violate any public policy, statutory or common law, rule, regulation, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. If any provision of this Amendment becomes illegal, invalid or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired, and shall remain in full force and effect, and the parties shall replace such illegal, invalid or unenforceable term or provision with a new term or provision permitted by law and having an economic effect as close as possible to the invalid, illegal or unenforceable term or provision. The holding of a term or provision to be invalid, illegal or unenforceable in a jurisdiction shall not have any effect on the application of the term or provision in any other jurisdiction.

(f)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(g)
Each party hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Amendment and for any counterclaim therein.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto, by their duly authorized signatories, have executed and delivered this Amendment as of the date first above written.

For and on behalf of COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, Purchaser

By: /s/ Katherine Bouton
Name: Katherine Bouton
Title: Vice President
By: /s/ Christopher Lew
Name: Christopher Lew
Title: Managing Director

[Signature Page to Second Amendment to Amended and Restated Receivables Purchase Agreement]

For and on the behalf of WESTROCK CP, LLC, Seller By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy Title: SVP Treasurer
For and on the behalf of WESTROCK - SOLVAY, LLC, Seller By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy Title: SVP Treasurer

For and on the behalf of WESTROCK CONVERTING, LLC, Seller, Sellers Agent and Servicer
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK COMPANY OF TEXAS, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK MILL COMPANY, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK CALIFORNIA, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer

[Signature Page to Second Amendment to Amended and Restated Receivables Purchase Agreement]

For and on the behalf of WESTROCK MINNESOTA CORPORATION, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK - SOUTHERN CONTAINER, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK PACKAGING SYSTEMS, LLC,
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK PACKAGING, INC., Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK - GRAPHICS, INC., Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK CONSUMER PACKAGING GROUP, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer

[Signature Page to Second Amendment to Amended and Restated Receivables Purchase Agreement]

For and on the behalf of WESTROCK BOX ON DEMAND, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK MWV, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK USC, INC., Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK PAPER AND PACKAGING, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK KRAFT PAPER, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK LONGVIEW, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer

[Signature Page to Second Amendment to Amended and Restated Receivables Purchase Agreement]

For and on the behalf of WESTROCK CHARLESTON KRAFT, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK CONTAINER, LLC, Seller
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK COMPANY, Guarantor
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer
For and on the behalf of WESTROCK RKT, LLC, Guarantor
By: /s/ Timothy W. Murphy
Name: Timothy W. Murphy
Title: SVP Treasurer

[Signature Page to Second Amendment to Amended and Restated Receivables Purchase Agreement]